Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                              Coopers & Lybrand L.L.P.


































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                                  Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


Hurco Companies, Inc.
Indianapolis, Indiana



We consent to the incorporation by reference in the Registration Statement of Hurco Companies, Inc. on Form S-8 (File No. 2-71597) of our report dated December 10, 1993 on our audit of the consolidated financial statements and financial statement schedule of Hurco Companies, Inc., for the year ended October 31, 1993, which report is included in this Annual Report on Form 10-K.





                                                       COOPERS & LYBRAND L.L.P.




Indianapolis, Indiana
January 26, 1996